SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 25, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

 Delaware                          001-8368                          51-0228924
  (State of                  (Commission File No.)                 (IRS Employer
 Incorporation)                                              Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

         The Company's reports on this matter contained in Form 10-K for the twelve months ended August 31, 1999 and Form 10-Q for the quarters ended November 30, 1999, and February 28, 2000, and May 31, 2000, are incorporated herein by reference thereto.

         In the legal action captioned: In re: Safety-Kleen Corp., et al. Debtor, Chapter 11 Cases, Delaware Bankruptcy Court, Case Nos. 00-203 (PJW), Adversary Proceeding No. 00-698-Safety-Kleen (Pinewood), Inc. v. State of South Carolina, et al., District of South Carolina (MJP) Case No. 3:00-2243-10, Safety-Kleen (Pinewood), Inc. ("Pinewood") commenced legal proceedings to enjoin enforcement of the June 9, 2000 closure order and the June 14, 2000 closure letter as well as to challenge the June 9, 2000 order, June 14, 2000 letter, and June 22, 2000 letter on the merits.

         On August 25, 2000, the United States District Court for the District of South Carolina issued the following rulings:

        1. Denied South Carolina's motion to dismiss Pinewood's claims upon jurisdictional grounds and certified the issue for an immediate appeal to the United States Court of Appeals for the Fourth Circuit (the "Jurisdictional Ruling");

        2. Held that the June 9, 2000 Emergency Order was subject to the automatic stay provisions of Section 362 of the United States Bankruptcy Code (the "Automatic Stay Ruling");


        3. Denied Pinewood's Motion for a Preliminary Injunction with respect to the June 14, 2000 DHEC letter;

        4. Granted a stay of enforcement of the June 14, 2000 DHEC letter for a period of thirty (30) days during which Pinewood may file a petition for injunction pending appeal in the United States Court of Appeals for the Fourth Circuit.

         The State of South Carolina has appealed the Jurisdictional Ruling and the Automatic Stay Ruling to the United States Court of Appeals for the Fourth District.

         Pinewood has appealed the District Court's ruling denying Pinewood's Motion for a Preliminary Injunction, has petitioned the Appeals Court for an Injunction pending the appeal, and has filed a Motion with the Appeals Court asking for an Expedited Appeal.

         If Pinewood is unsuccessful in its legal action to enjoin the enforcement of the June 9, 2000 DHEC order and the June 14, 2000 DHEC letter and DHEC is successful in requiring closure of the Pinewood facility, the result could have an adverse impact upon the Company's financial position.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SAFETY-KLEEN CORP.



Date:  September 15, 2000          By:   /s/ David Thomas, Jr.
                                         ---------------------
                                         David Thomas, Jr.
                                         Chief Executive Officer and Chairman of
                                         the Board